UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 7, 2005 (October 7, 2005)

TRICO MARINE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-28316 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)

2401 Fountainview Drive, Suite 920 Houston, Texas (Address of Principal Executive Offices)	77057 (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K is being filed by Trico Marine Services, Inc. (the “Company”) (i) to furnish guidance for certain of its third quarter results and disclose recent contracted day rates pursuant to Regulation FD, (ii) to announce the public offering of 3,900,000 shares of the Company’s common stock (the “Offering”) and (iii) to file risk factors that have been updated in connection with the Offering. The Company is filing its updated risk factors with this Current Report on Form 8-K so that the updated risk factors will be incorporated by reference in the Company’s currently effective registration statements.
Item 7.01   Regulation FD Disclosure.
     In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
     On October 7, 2005, the Company issued a press release announcing a range of guidance for certain of its third quarter results and recent contracted day rates. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01   Other Events.
     On October 7, 2005, the Company issued a press release announcing the Offering under its shelf registration statement on Form S-3, effective as of September 28, 2005 (File No. 333-128237). The Company has granted to the underwriters the option to purchase up to 585,000 additional shares of its common stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In connection with the Offering, the Company updated the risk factors relating to its business, industry, capital structure and ownership of its common stock. The updated risk factors are attached hereto as Exhibit 99.3 and are incorporated herein by reference. The information included in Exhibit 99.3 is excerpted from the Company’s preliminary prospectus supplement dated October 6, 2005 that relates to the Offering. Except as otherwise indicated or required by the context, references in Exhibit 99.3 to: (1) ‘‘we,’’ ‘‘us,’’ ‘‘our’’ or the ‘‘Company’’ refer to the combined business of Trico Marine Services, Inc. and its subsidiaries; (2) ‘‘Gulf of Mexico’’ refers to the U.S. Gulf of Mexico; and (3) ‘‘Mexico’’ refers to the Mexican Gulf of Mexico.
Item 9.01   Financial Statements and Exhibits
(c)     Exhibits

Exhibit No.	Description

99.1	Press Release dated October 7, 2005.

99.2	Press Release dated October 7, 2005.

99.3	Risk Factors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
Date: October 7, 2005	By:	/s/ Trevor Turbidy
		Name:	Trevor Turbidy
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 7, 2005.

99.2	Press Release dated October 7, 2005.

99.3	Risk Factors.